UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                                Form 8-K

                             CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): November 17, 1997


                     NATIONSBANK AUTO OWNER TRUST 1996-A
                     -----------------------------------
           (Exact name of registrant as specified in its charter)




    United States
    of America              333-03557-03               56-6486468
    --------------          ------------               ------------
    (State or other         (Commission File           (IRS employer
    Jurisdiction of         Number)                    Identification No.)
    Incorporation


                      NationsBank Auto Owner Trust 1996-A
                             Transamerica Square
                                NC1-021-03-07
                           401 North Tryon Street
                       Charlotte, North Carolina  28255
                                (704) 386-5000


                   (Address of principal executive offices)
                   ----------------------------------------

     Registrant's telephone number including area code:  (704) 386-5000

Item 5.      Other Events
             ------------
         The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------
(c)   Exhibits

99           Monthly Servicers Certificate for NationsBank, N.A.
             NationsBank Auto Owner Trust 1996-A

                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     NATIONSBANK AUTO OWNER TRUST 1996-A
                     -----------------------------------
                                 (Registrant)



Dated: 11-28-97                    By: \s\ Leslie J. Fitzpatrick
                                           ---------------------
                                   Name:   Leslie J. Fitzpatrick
                                   Title:  Senior Vice President
                                   NationsBank, N.A.
                                   (Duly Authorized Officer)

                          INDEX TO EXHIBITS
                          -----------------

Exhibit
Number                         Exhibit
-------                        -------

99            Monthly Servicers Cerfiticate for NationsBank, N.A.
              NaitonsBank Auto Owner Trust 1996-A